Related Parties	12 Months Ended
Sep. 30, 2014
Related Party Transactions [Abstract]
Related Parties
(24)	Related Parties

As a result of the Refinancing Transactions, we issued the Series A Preferred Stock, which confers voting control of Alion’s equity, consent rights over certain actions and the right to appoint a majority of Alion’s directors to the holders of the Series A Preferred Stock. ASOF owns 78.6% of the Series A Preferred Stock and Alion’s Second Lien Term Loan and Third Lien Notes, and the balance of the Series A Preferred Stock is owned by Phoenix. In addition, Lawrence A. First and Daniel H. Clare were elected to serve on Alion’s Board of Directors by ASOF as the holder of a majority of the Series A Preferred Stock. As a result, ASOF and Phoenix may be considered parties related to Alion.

ASOF owns $55.0 million of Second Lien Term Loans and $116.0 million of Third Lien Notes, plus $2.3 million in accrued PIK notes. Phoenix owns $15.0 million of Second Lien Term Loans and $58.9 million of Third Lien Notes, plus $0.9 million in accrued PIK notes. ASOF and Phoenix also own warrants to purchase 6,066,575 and 2,524,241 shares of Alion’s common stock, respectively. ASOF and Phoenix were paid fees in connection with the Refinancing Transactions of $6.8 million and $0.3 million, respectively, plus reimbursement of their professional fees.